QUANTA SYSTEMS CORPORATION
                             COMPUDYNE CORPORATION
                       MICROASSEMBLY SYSTEMS CORPORATION
                          QUANTA SECURSYSTEMS, INC.
120 Union Street
Willimantic, CT 06226-0397

As of August 29, 1997


Asian American Bank & Trust Company
17 Kneeland Street
Boston, Massachusetts 02111

Attention:  Jeffrey S. Hollis, Vice President/Lending

Re:  Credit Agreement -- Amendment No. 2
     -------------------------------------

Ladies and Gentlemen:

We refer to the Credit Agreement, dated as of December 20, 1996 (as amended and in effect from time to time, the "Agreement ), among Quanta Systems Corporation, a Connecticut corporation, CompuDyne Corporation, a Nevada corporation, MicroAssembly Systems, Inc., a Connecticut corporation, Quanta SecurSystems, Inc., a Maryland corporation, and Asian American Bank & Trust Company (the Bank ). Capitalized terms used herein and not otherwise defined that are defined in the Agreement shall have the same respective meanings herein as therein.

1. Amendment to Section 1.01 of the Agreement.
-------------------------------------------
The undersigned hereby agree, and hereby request your agreement, that REF 101 of the Agreement be, and hereby is, amended by deleting the figure
 $1,250,000" contained in the definition of the term "Line Cap and substituting therefor the figure $1,750,000. .

2. Conditions to Effectiveness.
------------------------------
The foregoing provisions of this Amendment No. 1 shall become effective as of the date hereof subject to the satisfaction of the following conditions on or prior to August ___, 1997 (the "Closing Date"):

a.Note.
------
The Borrowers shall have executed and delivered to the Bank a new
Promissory Note, substantially in the form of Exhibit A attached hereto.

b. Representations and Warranties.
---------------------------------
Except as otherwise set forth on Exhibit B attached hereto, the representations and warranties contained in the Agreement and the other Loan Documents (in each case, after giving effect to this Amendment No.
2) shall be true and correct at and as of the date hereof as if made at and as of the date hereof (except as the same may expressly relate to an earlier date), and the Bank shall have received from each of the Borrowers a certificate to such effect.



c. Proof of Corporate Action.
----------------------------
The Bank shall have received certified copies of the records of all actions taken by the Borrowers to authorize the execution and delivery of this Amendment No. 2 and the performance by the Borrowers of their respective obligations contained herein.

d. Authorized Signatures.
------------------------
Each of the Borrowers shall have delivered to the Bank a certificate giving the names and specimen signatures of each officer of such Person, authorized to execute, on behalf of such Person, this Amendment No. 2.

e. Validity of Liens.
--------------------
The Security Documents shall be effective to create in favor of the Bank a legal, valid and enforceable first priority security interest in and lien upon the Collateral (as such term is defined in the Security Agreement). All filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Bank to protect and preserve such security interests shall have been duly effected. The Bank shall have received evidence thereof in form and substance satisfactory to the Bank.

f. Perfection Certificates and UCC Search Results.
--------------------------------------------------
The Bank shall have received from each Borrower a completed and fully executed Perfection Certificate and the results of Uniform Commercial Code searches with respect to the Collateral, indicating no liens and otherwise in form and substance satisfactory to the Bank.

g. Opinion of Borrower s Counsel.
--------------------------------
The Bank shall have received favorable legal opinions addressed to the Bank, dated as of the Closing Date, from each of Tyler, Cooper & Alcorn; Ober, Kaler, Grimes & Shriver; and Hale, Lane, Peek, Dennison, Howard, Anderson & Pearl.

If the terms of this letter are acceptable to you, and you agree to honor our requests made herein, kindly so indicate by executing and returning a counterpart hereof to the undersigned. Upon your execution and delivery of a counterpart hereof executed by the undersigned, the agreements made and waivers granted hereby shall become effective as of the date hereof. Except as specifically amended hereby, the Agreement shall remain in full force and effect, and is hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment No. 2 shall not, except as expressly provided herein, operate as a waiver of any of your rights, powers or remedies under the Agreement.

                                 Very truly yours,

COMPUDYNE CORPORATION                   QUANTA SYSTEMS CORPORATION


By:                                     By:
   -----------------------                 ----------------------
   Title:                                  Title:

MICROASSEMBLY SYSTEMS, INC.             QUANTA SECURSYSTEMS, INC.


By:                                     By:
   -----------------------                 ----------------------
   Title:                                  Title:


ACCEPTED and AGREED
as of the date of the above letter:

ASIAN AMERICAN BANK & TRUST COMPANY


By:
   -----------------------
   Title:

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Promissory Note
---------------

$1,750,000                                     As of August __, 1997


FOR VALUE RECEIVED, the undersigned (collectively, the Borrowers ), JOINTLY AND SEVERALLY, promise to pay to the order of ASIAN AMERICAN BANK & TRUST COMPANY (hereinafter, together with its successors in title and assigns, called the "Bank ) at its head office at 17 Kneeland Street, Boston, Massachusetts 02111, on or prior to June 30, 1998, the principal sum of ONE MILLION SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($1,750,000) or, if less, the aggregate unpaid principal amount of all Loans made by the Bank to the Borrowers pursuant to the Agreement to which reference is hereinafter made.

This Promissory Note ("this Note ) evidences borrowings under and is entitled to the benefits and subject to the provisions of a certain Credit Agreement, dated as of December 20, 1996 (as amended and in effect from time to time, the "Agreement ), by and between the Borrowers and the Bank. All capitalized terms used herein and not otherwise defined that are defined in the Agreement shall have the same meanings herein as therein.

The Borrowers also jointly and severally promise to pay interest on the unpaid principal amount of the Loans outstanding until paid in full at the rates per annum set forth in or established pursuant to the Agreement. Such interest shall be payable on such dates as are determined from time to time pursuant to the Agreement and shall be calculated as therein provided. As contemplated by the Agreement, the Bank may enter on the grid attached to this Note appropriate notations evidencing advances and payments of principal hereunder.

The Borrowers have the right in certain circumstances and the obligation in certain circumstances to prepay the principal of this Note on the terms and conditions specified in the Agreement.

Payment of this Note is secured, inter alia, pursuant to the Security
Documents.

The Borrowers and all guarantors and endorsers hereby waive presentment, demand, protest and notice of any kind in connection with the delivery, acceptance, performance and enforcement of this Note, and also hereby assent to extensions of time of payment or forbearance or other indulgences without notice.

In case an Event of Default shall occur and be continuing, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the matter and with the effect provided for in the Agreement.

THIS NOTE AND THE OBLIGATIONS OF THE BORROWERS HEREUNDER SHALL BE
GOVERNED BY, AND INTERPRETED AND DETERMINED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.


EXHIBIT A
---------
IN WITNESS WHEREOF, the Borrowers have caused this Promissory Note to be executed as an instrument under seal by their duly authorized officers on the day and in the year first above written.

COMPUDYNE CORPORATION                        QUANTA SYSTEMS CORPORATION

By:                                          By:
   ------------------------                     ------------------------
   Title:                                       Title:


MICROASSEMBLY SYSTEMS, INC.                  QUANTA SECURSYSTEMS, INC.


By:                                          By:
   -------------------------                    ------------------------
   Title:                                       Title:


EXHIBIT A
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ADVANCES AND
------------
REPAYMENTS OF PRINCIPAL
-----------------------

Advances and payments of principal of this Note were made on the dates in the amounts specified below:

Date

Amount of Loan

Amount of Principal Prepaid or Repaid

Balance of Principal Unpaid

Notation Made By:

EXHIBIT B
---------

Exceptions to Representations and Warranties